Edward Jones Money Market Fund

INVESTMENT SHARES (TICKER JNSXX)
RETIREMENT SHARES (TICKER JRSXX)

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED April 30, 2011

Effective December 31, 2011, R. James Nicholson and James F. Will retired from their positions on the Federated Funds Board. Messrs. Nicholson and Will also retired from their positions on the Nominating Committee.

Effective January 1, 2012, John S. Walsh replaced Charles F. Mansfield as Chairman of the Audit Committee. Mr. Mansfield remains a member of the Audit Committee.

January 23, 2012

Edward Jones Money Market Fund
201 Progress Parkway
Maryland Heights, Missouri 63043

1-800-331-2451

Federated Securities Corp., Distributor

Q451002 (1/12)